                                                                    Exhibit 10.8

                          SECURITIES EXCHANGE AGREEMENT

      THIS SECURITIES EXCHANGE AGREEMENT (the "AGREEMENT"), dated as of February
3rd, 2006, is entered into by and among  RelationServe  Media,  Inc., a Delaware corporation  (the  "Company")  and each of the other  parties  identified on the signature pages hereto ("STAC Management").

                                    RECITALS:

      WHEREAS,  pursuant to the terms and  conditions  of a Securities  Purchase
Agreement (the "Securities  Purchase  Agreement")  dated as of October 31, 2005, among SendTec Acquisition Corp., a Delaware corporation  ("STAC"),  the Company, each purchaser  identified on the signature  pages thereto (each,  including its successors and assigns,  a "Purchaser" and  collectively the  "Purchasers")  and
Christiana Corporate Services,  Inc., a Delaware  corporation,  as agent for the
Purchasers,  various  transactions  which shall constitute the Consolidation (as such term is defined in the Securities  Purchase Agreement) are occurring on the date  hereof  with the  result  being  that  STAC  will  become  a  wholly-owned subsidiary of the Company;

      WHEREAS,  among the transactions  which are part of the  Consolidation are
(i) the shares of Common  Stock,  par value  $0.001 per share (the "STAC  Common
Stock") held by STAC Management as set forth on Schedule A will be exchanged for shares of common stock,  par value $0.001 per share (the "Company Common Stock")
as set forth on Schedule A.

      In  consideration  of the  premises  and  the  mutual  covenants  and  the agreements  herein set forth,  and other good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the parties hereto, intending to be legally bound, hereby agree as follows:

      1.  EXCHANGE.  The STAC  Common  Stock  specified  on  Schedule  A will be exchanged for the Company  Common Stock  specified on Schedule A. Certain of the
STAC  Common  Stock  specified  on  Schedule A has been held in escrow by Olshan
Grundman Frome Rosenzweig & Wolosky LLP as escrow agent (the "Escrow Agent") and the Company Common Stock  exchanged for such STAC Common Stock will also be held in escrow by the Escrow Agent.  To effectuate  the foregoing  transactions,  (a)
each of the  members of the STAC  Management  shall  deliver to the  Company the certificate(s)  representing  the STAC Common Stock held by them,  together with separate stock powers duly endorsed in blank,  and (b) the Company shall deliver to the members of the STAC Management  certificates  representing  their Company
Common Stock. In addition,  to effectuate the escrow of the Company Common Stock to be received by STAC Management,  each of STAC, certain of the members of STAC
Management  and the Company will provide notice to the Escrow Agent that certain of the shares of Company Common Stock will become the Escrow  Property  pursuant to the terms of the Escrow Agreement dated as of October 31, 2005 by and between the members of the STAC  Management,  STAC, the Company and the Escrow Agent and
such shares of Company Common Stock will be delivered to the Escrow Agent.

      2.  RESTRICTED   STOCK.  Each  of  the  members  of  the  STAC  Management
understands  (a) that the  Company  Common  Stock to be received  hereunder  are characterized as "restricted  securities" under the federal securities laws, and that under such laws and applicable  regulations these shares may not be sold or otherwise disposed of without first being registered under the Securities Act of
1933, as amended (the "SECURITIES ACT"), or pursuant to an exemption  therefrom, and (b) that the  certificates  representing the Company Common Stock shall bear the following legend:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                 BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS
                 AMENDED.  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY
                 NOT BE  SOLD  OR  TRANSFERRED  IN THE  ABSENCE  OF  SUCH
                 REGISTRATION OR A WRITTEN OPINION OF COUNSEL, REASONABLY
                 ACCEPTABLE  TO THE  ISSUER IN FORM AND  SUBSTANCE,  THAT
                 SUCH   TRANSFER   IS   EXEMPT   FROM  THE   REGISTRATION
                 REQUIREMENTS OF THE SECURITIES ACT OF 1933."

      3. COMPANY'S  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the members of the STAC Management that:

            (a) The Company has the full power and authority to execute, deliver and perform this Agreement and each other agreement,  instrument and document to be executed and delivered by or on behalf of the Company in connection herewith.

            (b)  This  Agreement,  and  each  other  agreement,  instrument  and document  to be  executed  and  delivered  by or on  behalf  of the  Company  in connection  herewith,  has been duly  authorized,  executed and delivered by the
Company and  constitutes the valid,  binding and  enforceable  obligation of the
Company, enforceable in accordance with its terms.

                                       2

            (c) Upon the consummation of the transactions  contemplated  hereby, the shares of Company  Common  Stock to be issued to each of the  members of the
STAC  Management  will  be duly  authorized,  validly  issued,  fully  paid  and nonassessable.

      4.  REPRESENTATIONS AND WARRANTIES OF THE STAC MANAGEMENT.  Each member of the STAC Management,  severally, but not jointly, represents and warrants to the
Company that:

            (a) Such member of the STAC  Management is the record and beneficial owner of the STAC Common  Stock held by him as specified on Schedule A, free and
clear  of  any  security  interests,   liens,  taxes,   charges,   restrictions,
encumbrances  or adverse  claims  whatsoever  other than  pursuant to the Escrow
Agreement  and has the full right,  capacity,  power and  authority  to exchange their STAC Common Stock for Company Common Stock as contemplated hereby.

            (b) Such  member  of the STAC  Management  possesses  all  requisite power, authority and capacity to execute, deliver and perform this Agreement and each other agreement, instrument and document to be executed and delivered by or on behalf of such member of the STAC Management in connection herewith

            (c)  This  Agreement,  and  each  other  agreement,  instrument  and document to be executed and delivered by or on behalf of such member of the STAC
Management  in  connection  herewith,  has been duly  authorized,  executed  and delivered  by such  member of the STAC  Management  and  constitutes  the valid, binding  and  enforceable  obligations  of such  member of the STAC  Management, enforceable in accordance with its respective terms.

            (d) Such  member of the STAC  Management  is  acquiring  the Company
Common Stock for investment purposes only and solely for his own account and not with a  view  to,  or  for  resale  in  connection  with,  the  distribution  or disposition  thereof,  except for such  distributions or dispositions  which are effected in compliance with the Securities Act;

            (e) Such member of the STAC Management  understands  that the shares of Company  Common Stock have not been  registered  under the  Securities Act or under any state securities or "blue sky" laws;

            (f)  Such  member  of the  STAC  Management  will  not  directly  or indirectly  offer,  sell,  transfer,  assign,  pledge,  hypothecate or otherwise dispose of, or solicit any offers to  purchase  or  otherwise  acquire or take a pledge  of, any of the  Company  Common  Stock,  except in  accordance  with the
Securities Act and all applicable state securities or "blue sky" laws;

            (g) The financial situation of such member of the STAC Management is such that he can  afford to bear the  economic  risk of  holding  the  shares of
Company Common Stock for an indefinite period of time and suffer a complete loss of his investment in the shares of Company Common Stock;

            (h) Such  member  of the STAC  Management  has  such  knowledge  and experience  in financial  and business  matters that he is capable of evaluating the merits and risks  relating to his investment in the shares of Company Common
Stock;

            (i) Such  member of the STAC  Management  acknowledges  that he must continue to bear the economic risk of his investment in the Company Common Stock until the Company Common Stock is subsequently  registered  under the Securities
Act or an exemption from such registration is available;

            (j) Such member of the STAC Management  understands  that the shares of Company Common Stock represent a speculative investment which involves a high degree of risk of loss of his investment therein;

            (k) In making his decision to receive the Company Common Stock under this Agreement,  such member of the STAC Management has relied upon  independent investigations made by him and, to the extent believed by him to be appropriate, his representatives, including his own professional, tax and other advisors; and

            (l) All  information  that such  member of the STAC  Management  has provided to the Company  concerning  himself and his financial position is true, complete and correct as of the date of this Agreement.

                                       3

      5.  SURVIVAL.  The  representations  and  warranties  set  forth  in  this
Agreement shall specifically survive the consummation of the Consolidation.

      6.  TAXES.  It is the  intention  of the  parties  that  the  transactions contemplated  by this  Agreement  constitute  a tax-free  exchange  pursuant  to
Section  368(a)(1)(B)  of  the  Internal  Revenue  Code  of  1986,  as  amended.
Notwithstanding  the  foregoing,  the  Company  and  each  member  of  the  STAC
Management  hereby expressly agree that any tax consequences  resulting from the transactions  contemplated  hereby will be the respective sole obligation of the affected party. Neither party hereto or any representative of either party makes or has made any  representation  with  respect  to the tax  consequences  of the transactions contemplated hereby.

      7. REGISTRATION.  The Company hereby grants each member of STAC Management unlimited  and  customary  "piggyback"  registration  rights with respect to the
Company Common Stock they are receiving in connection with this Agreement.  Such piggyback  registration  rights  provision  will survive  until such time as the
Company  Common Stock may be sold without volume  restrictions  pursuant to Rule
144(k) of the  Securities Act of 1933, as amended.  In addition,  the Company is obligated to file a Registration  Statement on or before  forty-five  days after the  Consolidation  (the  "Required  Registration")  pursuant to a  Registration
Rights Agreement it is entering into on the date of the  Consolidation  (as such term is defined in the Securities  Purchase Agreement) as well as a Registration
Rights  Agreement  it entered into on October 31, 2005 and as filed under a Form
8-K filing with the Securities  and Exchange  Committee on November 4, 2005. The
Company hereby undertakes and agrees to register the resale of all of the shares of the  Company  Common  Stock that each of the  members of STAC  Management  is receiving in connection with this Agreement in the Required Registration.

      8. RELEASE.  Each member of the STAC Management hereby  knowingly,  freely and voluntarily waives his rights and fully releases and discharges the Company, its  affiliates,  successors  and  assigns,  and all of its  current  and former officers, directors, agents and employees from any and all suits, legal actions, or claims of any nature, whether known or unknown, which he had, has or may have arising  from  the  valuation,  pricing  and  calculation  of the  consideration received in exchange for the STAC Common  Stock,  that could be asserted by each member  of the STAC  Management  or by their  respective  successors,  permitted assigns or representatives.

      9. TERMINATION.  This Agreement shall terminate if and when the Securities
Purchase Agreement is terminated for any reason and, upon such termination,  the parties hereto shall cease to have any rights or obligations hereunder, and this
Agreement shall be null and void and of no further force or effect.

      10. MISCELLANEOUS.  This Agreement (a) represents the entire agreement of, and supersedes all prior agreements and understandings among, the parties hereto with respect to the subject  hereof,  (b) shall be binding upon and inure to the benefit of the  parties  hereto  and their  respective  heirs,  representatives, successors  and  assigns,  (c) may be  amended  only by a writing  signed by the parties  hereto,  (d) shall be governed by the internal laws of the State of New
York and (e) may be executed in any number of  counterparts  each of which shall constitute  an  original  and all of  which  shall  constitute  one and the same agreement and photostatic or facsimile copies of fully-executed  counterparts of this Agreement shall be given the same effect as originals.

                                       4

      IN WITNESS WHEREOF,  the parties have caused this Agreement to be executed as of the day, month and year first written above.

                                    RELATIONSERVE MEDIA INC.

                                    By:/s/
                                       ---------------------------------
                                       Name:  Shawn McNamara
                                       Title: Chief Executive Officer

                                    /s/
                                    ------------------------------------
                                    Paul Soltoff

                                    /s/
                                    ------------------------------------
                                    Eric Obeck

                                    /s/
                                    ------------------------------------
                                    Donald Gould

                                    /s/
                                    ------------------------------------
                                    Harry Greene

                                    /s/
                                    ------------------------------------
                                    Irvine Brechner, as a tenant by the
                                    entirety

                                    /s/
                                    ------------------------------------
                                    Nadine Brechner, as a tenant by the
                                    entirety

                                    /s/
                                    ------------------------------------
                                    Thomas Allison

                                    /s/
                                    ------------------------------------
                                    Steven Morvay

                               SIGNATURE PAGE TO SECURITIES EXCHANGE AGREEMENT